                                                                    EXHIBIT 21.1


Name of                                                State
Company                                                of Inc.
-------                                                -------

AAA Commercial, Inc.                                     VA

AAA Disposal Service, Inc.                               VA

AAA Disposal of Tennessee, Inc.                          TN

AAA Land and Building Co., Inc.                          VA

AAA Maintenance, Inc.                                    VA

AAA Recycling, Inc.                                      VA

AFL Fleet Funding, Inc.                                  NY

A.G. Disposal Service, Inc.                              NY

A.J. Panzarella & Co., Inc.                              FL
(d/b/a Larry O'Connor Sanitation Service)

ASA Leasing, Inc.                                        CA

Abraham Chevrolet - Miami, Inc.                          DE

Abraham Chevrolet - Tampa, Inc.                          DE

Addington Resources, Inc.                                DE
                                                         KY

Addington Holding Company, Inc.                          DE

Name of                                        State
Company                                        of Inc.
-------                                        -------

Addington Environmental, Inc.                    KY

Al Maroone Ford, Inc.                            NY

Alamo Autovermietung GmbH                        Germany
                                                 (LLC)

Alamo Europe                                     UK (ULC)

Alamo Funding, LP                                NY

Alamo Fuhrpark Leasing GmbH                      Germany
                                                 (LLC)

Alamo International Sales, Inc.                  FL

Alamo Rent A Car AG                              Switzerland
                                                 (LLC)

Alamo Rent-A-Car, Inc.                           FL

Name of                                 State
Company                                 of Inc.
-------                                 -------

Alamo Rent-A-Car (Belgium), Inc.           FL

Alamo Rent A Car B.V.                      Netherlands
                                           (LLC)

Name of                                      State
Company                                      of Inc.
-------                                      -------

Alamo Rent-A-Car (Canada), Inc.              FL

Alamo Rent A Car Locadora                    Brazilian
  de Automovels, Ltda.

Alamo Rent-A-Car (UK) Limited                UK (LLC)

Alamo Rent-A-Car (Vienna) GmbH               Austrian
                                             (LLC)

All Refuse Services, Inc.                    NY

All Service Refuse Company, Inc.             FL

Anastasia Advertising Art, Inc.              FL

Anderson Automotive, Inc.                    CA
  (f/k/a RI/A-HDM Merger Corp.)

Anderson Cadillac, Inc.                      CA
  (f/k/a RI/A-HC Merger Corp.)

Anderson Chevrolet Los Gatos, Inc.           CA

Anderson Chevrolet                           CA

Anderson Cupertino, Inc.                     CA
  (f/k/a RI/AC Merger Corp.)

Anderson Dealership Realty Corp.             DE

Anderson Refuse Co., Inc.                    IN

Anderson Solid Waste, Inc.                   CA

Antler Park, Inc.                            IN

Name of                                   State
Company                                   of Inc.
-------                                   -------

Anything on Wheels, Ltd.                     FL

Appleway Chevrolet, Inc.                     WA

ARC-TM Inc.                                  DE

Arlington Disposal Company, Inc.             TX

Area Container Services, Inc.                VA

ASCO Sanitation, Inc.                        MS

Astro Waste Services, Inc.                   ME

Atrium Restaurants, Inc.                     FL

AutoMart Superstore, Inc.                    AZ

AutoNation DS Investments, Inc.              TX
  (f/k/a RI/DNAC Merger Corp.)

AutoNation Incorporated                      FL
  (f/k/a SRAC Corporation)

AutoNation Financial Services Corp.          DE
  (f/k/a AutoNation Financial Corp. &
  AutoNation Finance Corp.)

Name of                                 State
Company                                of Inc.
--------                               --------

AutoNation GM Holding Corporation       DE

AutoNation Holding Corp.                DE

Name of                                          State
Company                                          of Inc.
-------                                          -------

AutoNation Realty Corporation                      DE

AutoNation USA Corporation                         FL
(f/k/a SRAC Operating Corporation)

Bankston Auto, Inc.                                TX

Bankston Ford of Frisco, Ltd. Co. (LLC)            TX

Bankston Nissan Lewisville, Inc.                   DE

Bankston Nissan of Dallas, Inc.                    TX

Bankston Nissan of Irving, Inc.                    TX

Bankston Paint and Body, Inc.                      TX

Barker Brothers, Inc.                              TN

Name of                                         State
Company                                         of Inc.
-------                                         -------

Barker Brothers Waste Incorporated                TN

Beacon Motors, Inc.                               FL

Bel-Art Paper Stock Company                       CA
(d/b/a Bel-Art Environmental Systems, Inc.)

Bell Dodge, Inc.                                  AZ

Bengal Motors, Inc.                               FL
(d/b/a Sunshine Honda)

Beran Cleaning Corporation                        NJ
(d/b/a Beran Services)

Berrien County Landfill, Inc.                     MI

Big Box Roll-Off Service                          CA

Bill Wallace Enterprises, Inc.                    FL

Bledsoe Dodge, Inc.                               DE
(f/k/a Dodge of Arlington, Inc.)

Bluegrass Recycling & Transfer                    KY
Company

Bontona Aviation, Inc.                            FL

BOSC Automotive Realty, Inc.                      DE
(f/k/a BOSC Automotive, Inc.)

Name of                                          State
Company                                          of Inc.
-------                                          -------

Briggeman Disposal Services, Inc.                 CA

Briggeman Industries, Inc.                        CA

Broadhurst Environmental, Inc.                    KY

B-S-P Automotive, Inc.                            TX

Bull Motors, Inc.                                 FL
(d/b/a Sunshine Ford)

Burgess' Refuse Removal Service, Inc.             NC

CC-Autohansa GmbH & CO.KG                         Germany (LLC)

CDS Environmental, Inc. of Florida                FL

CDS Environmental of Atlanta, Inc.                GA

CJM Trucking & Soils Company, Inc.                TX

C.S.C. Disposal and Landfill, Inc.                TX

Cal Waste Industries, Inc.                        CA

Capital Waste & Recycling, Inc.                   NY
(f/k/a New Options on Waste, Incorporated)

Carlisle Motors, Inc.                             FL

Cascade Pacific Engineering, Inc.                 OR

Name of                                                         State
Company                                                         of Inc.
-------                                                         -------

Cate's Rubbish Removal Services, Inc.                              NH

Central Motors, Inc.                                               FL

Champion Chevrolet, Inc.                                           DE

Champion Ford, Inc.                                                TX
(d/b/a Champion Ford Truck, Champion Value
 Used Cars, Champion Ford Used Cars)

Champion Planning, Inc.                                            TX

Charleston Disposal Systems, Inc.                                  SC

Charlie Hillard, Inc.                                              TX
 (d/b/a Hillard Suzuki of Fort Worth, Hillard Kia of Fort Worth
   King Charlie Hillard Ford, Hillard Auto Park Mazda,
   Charlie Hillard Buick, Inc.)

Charlie Hillard Luxury Cars of Forth                               TX
  Worth, Inc.

Charter Waste, Inc.                                                TX
(f/k/a Charter Waste Management, Inc.)

Chesrown Auto, Inc.                                                CO
(d/b/a Marshall Ford, Inc. and Marshall Kia, Inc.)

Chesrown Automotive Group, Inc.                                    CO

Chesrown Chevrolet, Inc.                                           CO
(d/b/a Chesrown Chevrolet Geo, Inc. and Chesrown Marine, Inc.)

Chesrown Collision Center, Inc.                                    CO
(d/b/a Chesrown Glass, Inc. and CAG Rental Cars, Inc.)

Chesrown Ford, Inc.                                                CO
(d/b/a Chesrown's Friendly Ford, Inc.)

Name of                                                           State
Company                                                           of Inc.
-------                                                           -------

Circle Buick/GMC, Inc.                                              NJ
(d/b/a Flemington Buick-Chevrolet-GEO-GMC Truck)

Claims Management Center, Inc.                                      FL

Cleveland Container Service, Inc.                                   NC

Coastal Cadillac, Inc.                                              FL

Collection Service Company, Inc.                                    NC

Collection Services, Inc.                                           KY
(d/b/a M & M Sanitation, Inc., Epperson Collection Services,
 CSI of Northern Kentucky, B & J Sanitation, Pennyrile Sanitation, Bluegrass Waste Alliance & Trik-K Hauling)

Commercial Waste Disposal, Inc.                                     KY
(d/b/a CWI of Kentucky)

Compactor Rental Systems of                                         DE
Delaware, Inc.

Name of                                          State
Company                                          of Inc.
-------                                          -------

Consolidated Disposal Service, Inc.                CA

Consumer Car Care Corporation                      TN

(The) Consulting Source, Inc.                      FL

Continental Waste Industries, Inc.                 DE

Continental Waste Industries                       NJ
Arizona, Inc. (f/k/a CWI Venture, Inc.)

Continental Waste Industries - Gary                IN
Inc.

Courtesy Auto Group, Inc.                          FL

Courtesy Wholesale Corporation                     FL

Covington Waste, Inc.                              TN

Credit Management Acceptance Corp.                 FL
(f/k/a Carlisle Financing, Inc.)

CWI of Illinois, Inc.                              IL

CWI of Florida, Inc.                               FL
(d/b/a Southland Waste Systems)

Name of                                          State
Company                                          of Inc.
-------                                          -------

CWI of Missouri, Inc.                              MO

CWI of NJ, Inc.                                    NJ

CWI of Northwest Indiana, Inc.                     IN

DBL, Inc.                                          TN
(d/b/a Dobbs Bros. Lexus)

D/L Motor Company                                  FL
(d/b/a Lokey Honda)

D&L Waste, Inc.                                    NC

Daybreak Recycling Systems, Inc.                   CA

Desert Buick-GMC Trucks, Inc.                      NV

Desert Buick-GMC Management Group,                 NV
  Inc.

Desert GMC, Inc.                                   NV

Desert GMC-East, Inc.                              NV

Desert Lincoln-Mercury, Inc.                       NV

Design-Graphic, Inc.                               FL

Disposal Services, Inc.                            NY
(d/b/a Upstate Disposal Service & R & R Refuse)

Ditschman/Flemington Ford-Lincoln-                 NJ
  Mercury, Inc. (f/k/a Frenchtown Motors, Inc.)

Ditschman/Flemington Property Rentals,             NJ
  Inc.

Dobbs Brothers Buick-Pontiac, Inc.                 TN

Name of                                             State
Company                                             of Inc.
-------                                             -------

(d/b/a Dobbs Bros. Pontiac-GMC, Dobbs Bros. Buick
 & Dobbs Bros. Mitsubishi)

Dobbs Ford, Inc.                                       FL

Dobbs Mobile Bay, Inc.                                 AL
(d/b/a Treadwell Ford, Treadwell Collison Center)

Dobbs Motors of Arizona, Inc.                          AZ
(d/b/a Dobbs Honda)

Dozit Company, Inc.                                    KY

Duncan Disposal, Inc.                                  TX

ECO Services of S.C., Inc.                             SC

EETLI, Inc.                                            TX

E.M.X. Leasing, Inc.                                   OH

East Bay Sanitation Service, Inc.                      FL

East Carolina Environmental, Inc.                      KY

Ed Mullinax, Inc.                                      DE

Ed Mullinax Ford Inc.                                  DE

El Centro Sanitation Service, Co.                      CA

Elliott's Agri-Service, Inc.                           TX

Emich Chrysler-Plymouth, Inc.                          CO

Name of                                          State
Company                                          of Inc.
-------                                          -------

Emich Dodge, Inc.                                  CO

Emich Lincoln-Mercury, Inc.                        DE

Emich Oldsmobile, Inc.                             CO

Emich Subaru West, Inc.                            CO

Emich Services Agency, Inc.                        FL

Empire Warranty Corporation                        FL

Empire Warranty Holding Co.                        FL

Enviro-Comp Services, Inc.                         FL

Envirocycle, Inc.                                  FL

Environmental Hygiene Management, Inc.             CA

Environmental Specialists, Inc.                    MO

Name of                                                         State
Company                                                         of Inc.
-------                                                         -------

Epperson Waste Disposal, Inc.                                      KY

Expert Disposal Services, Inc.                                     CA

Fat Man, Inc.                                                      CA

Fennell Container Co., Inc.                                        SC

Fennell Waste Systems, Inc.                                        SC

Fenn-Vac, Inc.                                                     SC

Financial Services, Inc.                                           TX

Fisk Sanitation Service, Inc.                                      IN

Fisk Environmental Services, Inc.                                  IN

FJE Management Services, Inc.                                      FL

FLL, Inc.                                                          MI

Flemington Chrysler-Plymouth-Dodge-                                NJ
 Jeep Eagle, Inc. (f/k/a Flemington Chrysler-Plymouth-Dodge, Inc.)

Flemington Equities, Inc.                                          NJ

Flemington Infiniti, Inc.                                          NJ

Name of                                 State
Company                                 of Inc.
-------                                 -------

Flemington Land Rover, Inc.             NJ

Flemington Nissan/BMW, Inc.             NJ
  (f/k/a Flemington Datsun, Inc.)

Flemington Pontiac, Inc.                NJ

Flemington Subaru, Inc.                 NJ
  (f/k/a Subaru/Hunterdon, Inc.)

Florida Refuse Service, Inc.            FL

G.E.M. Environmental Management,        DE
  Inc.

G.F.B. Enterprises, Inc.                FL

GF/WFF, Inc.                            SC

Garbage Disposal Services, Inc.         NC

Gene Evans Ford, Inc.                   DE

General Providers Reinsurance           British
Company, Ltd.                           West Indies

George Sutherlin Chevrolet of Georgia,
  Inc.                                  GA


George Sutherlin Nissan, Inc.           GA

Gilliam Transfer, Inc.                  MO

Name of                               State
Company                               of Inc.
-------                               -------

Golden Communications, Inc.             MI

Grand Prairie Disposal Company, Inc.    TX

Green Corn, Inc.                        FL

Greenfield Environmental                DE
  Development Corp.

Green Valley Environmental Corp.        KY

Gulf Coast Waste Service, Inc.          FL

Gulf Management, Inc.                   FL
  (d/b/a Lexus of Clearwater,
  and Lexus of Tampa Bay)

Guy Salmon USA, Inc.                    FL

H.P. Disposal Company                   CA

Hank's Disposal, Inc.                   IN

Helper's Hand of America, Inc.          IN

Hillard AutoGroup, Inc.                 TX

Hobbs Rubbish Service, Inc.             CA

Holland Excavating, Inc.                FL

Hollywood Imports Limited, Inc.         FL

Hollywood Kia, Inc.                     FL

Hoover Toyota, Inc.                     AL
  (d/b/a Hoover Toyota)

Name of                                    State
Company                                    of Inc.
-------                                    -------

Houston Organics, Inc.                       TX

Hudson Management Corporation                FL

Hunterdon BMW, Inc.                          NJ

Hyder Waste Container, Inc.                  NC

Indiana Recycling LLC                        IN

JJSS, Inc.                                   NJ

JMN, Inc.                                    NC

Jack Sherman Chevrolet, Inc.                 TX

Jamax Corporation                            IN

J.C. Duncan Company, Inc.                    TX

Jerry's Outdoor Advertising, Inc.            FL

Jiffy Billboards, Inc.                       FL

Jim Quinlan Chevrolet, Inc.                  DE
 (d/b/a Florida Parts Express and
 UD Trucks Nissan Diesel)

Jim Quinlan Ford Lincoln-Mercury, Inc.       FL

Name of                                State
Company                                of Inc.
-------                                -------

  (f/k/a Quinlan Motors Co.)

John M. Lance Ford, Inc.                 OH

Karat Corp.                              NJ

Kelnat Advertising Ltd., Co.             FL

Kenyon Dodge, Inc.                       FL
  (f/k/a Thayer Motor Co., Inc.)

LGS Holding Company                      DE

LSW Environmental, Inc.                  GA

Lance Children, Inc.                     OH

Laughlin Environmental, Inc.             TX

Libertyville Enterprises, Inc.           IL

Living Earth Technology Company          DE
  (f/k/a Republic U.S., Inc.)

Lone Tree Rent-A-Car GmbH                Germany
                                         (LLC)

Lou Grubb Chevrolet, Inc.                AZ

Lou Grubb Ford, Inc.                     AZ

Lovern, Inc.                             FL

Name of                               State
Company                               of Inc.
-------                               -------

M.C.C. Recycling, Inc.                  NJ

M-G Disposal Service, Inc.              CA

MLF Insurance Agency, Inc.              OH

Magic Acquisition Corp.                 DE

Marshall Lincoln-Mercury, Inc.          CO
  (d/b/a Marshall Lincoln-Mercury
  Mazda, Inc.)

Maroone Car & Truck Rental              FL

Maroone Chevrolet, Inc.                 FL

Maroone Chevrolet Ft. Lauderdale,       FL
  Inc.

Maroone Dodge, Inc.                     FL

Maroone Dodge Pompano, Inc.             FL

Maroone Ford, Inc.                      FL
  (f/k/a Powell Motor Co.)

Maroone Isuzu, Inc.                     FL

Maroone Jeep-Eagle, Inc.                FL

Maroone Management Services, Inc.       FL

Name of                                 State
Company                                 of Inc.
-------                                 -------

Maroone Oldsmobile, Inc.                  FL

Maroone Oldsmobile II, Inc.               DE

Maxmedia, Inc.                            FL

Mechanical Warranty Protection, Inc.      FL

Medical Waste Services, Inc.              FL

Meyer Waste Systems, Inc.                 IN

Meyer Mechanical Services, Inc.           IN

Meyer Transportation, LLC                 IN

Middlesex Carting Co., Inc.               NJ
  (d/b/a Midco Waste Systems)

Mid-East Waste Services, Inc.             NC

Mid-State Environmental                   KY

Midwest Material Management, Inc.         IN

Mike Hall Chevrolet, Inc.                 DE

Mike Shad Chrysler Plymouth
  Jeep Eagle, Inc.                        FL

Name of                                    State
Company                                    of Inc.
-------                                    -------

  (d/b/a Mike Shad Chrysler Plymouth
  Jeep Eagle)

Mike Shad Ford, Inc.                          FL
  (d/b/a Mike Shad Ford)

Miller-Sutherlin Automotive, Inc.             AL

Monarch Environmental, Inc.                   KY

Mullinax East, Inc.                           DE

Mullinax Ford North Canton, Inc.              OH

Mullinax Ford South, Inc.                     FL

Mullinax Insurance Agency, Inc.               OH

Mullinax Lincoln-Mercury, Inc.                DE

Mullinax of Mayfield, Inc.                    OH
  (f/k/a Hal Artz Lincoln-Mercury, Inc.)
  (d/b/a Mullinax Lincoln-Mercury of Mayfield and Mullinax Jeep Eagle of Mayfield)

Mullinax Used Cars, Inc.                      OH
  (d/b/a AutoCredit)

NCR Affiliate Servicer, Inc.                  DE

NCRS-TM, Inc.                                 DE

NCRS NR, Inc.                                 DE

National Car Rental Asia-Pacific Pty.         Australia
  Limited

Name of                                       State
Company                                       of Inc.
-------                                       -------

National Car Rental de Brasil                 Brazil
  Empreedimentos Ltda.

National Car Rental System                    New Zealand
  (New Zealand) Limited

National Car Rental (Germany) GmbH            Germany

National Car Rental Hong Kong Limited         Hong Kong

National Car Rental Financing                 DE
  Corporation

Name of                               State
Company                               of Inc.
-------                               -------

Name of                                 State
Company                                 of Inc.
-------                                 -------

National Car Rental Licensing, Inc.     DE

Name of                            State
Company                            of Inc.
-------                            -------

National Car Rental System, Inc.   DE

Name of                               State
Company                               of Inc.
-------                               -------

National Serv-All, Inc.                 IN

National Tilden Operations, Inc.        ONT

Name of                               State
Company                               of Inc.
-------                               -------

National Tilden System, Inc.            ONT

NationsWaste, Inc.                      DE

NationsWaste CATAWA Regional            SC
  Landfill

Nine Mile Road, Inc.                    FL
  (f/k/a Southland Environmental
  Systems, Inc.)

Northside Nissan, Inc.                  SC
  (d/b/a Northside Nissan &
   Motormax)

Northwest Financial Group, Inc.         WA

Northwest Florida Sanitation, Inc.      FL

Northwest Tennessee Disposal Corp.      TN

NRL, Inc. (New River Line, Inc.)        KY

Ohio County Balefill, Inc.              KY

Ojai Rubbish Service, Inc.              CA

Orange Park Toyota, Inc.                FL

Name of                                  State
Company                                  of Inc.
-------                                  -------

Outdoor Communication, Inc.              FL

Pantego I, Inc.                          TX

Pepperhill Develpmt. Co., Inc.           SC

(The) Pierce Automotive Corporation      AZ

(The) Pierce Corporation                 AZ

(The) Pierce Corporation II, Inc.        AZ

Pine Ridge Recycling, Inc.               GA

Pinellas Environmental, Inc.             KY

Post Retirement Liability                FL
  Management, Inc. (f/k/a
  Scott Alarm of
  Gainesville, Inc.)

Princeton's Nassau/Conover Ford-         NJ
  Lincoln-Mercury, Inc.

Prichard Landfill Corp.                  WV

PSI Waste Systems, Inc.                  ID

Quantum Premium Finance Co.              FL

Quinlan Motors, Inc.                     FL
  (d/b/a Jim Quinlan Nissan)

R&B Holding Company, Inc.                FL

RCLJ Construction, Inc.                  TX

RI/A-HL Merger Corp.                     CA

Name of                                          State
Company                                          of Inc.
-------                                          -------

RI/AHI Merger Corp.                                CA

RI/CC Acquisition Corp.                            DE

RI/CCI Merger Corp.                                DE

R.I./Triangle, Ltd.                                Bermuda

RITM, Inc. [Republic Trademark]                    DE

RIVT                                               DE
                                                   (Business Trust)

RIVT Management, Inc.                              DE

Name of                                          State
Company                                          of Inc.
-------                                          -------

RIVT I LP                                          DE

RIVT II LP                                         DE

RIVT I LLC                                         DE

RIVT II LLC                                        DE

ROA Corp.                                          FL

RRM Corporation                                    DE

Rainbow Industries, Inc.                           VA

Raritan Valley Disposal Service Co., Inc.          NJ

Raritan Valley Recycling, Inc.                     NJ

Real Estate Holdings, Inc.                         FL
(f/k/a RI/ST Merger Corp.)

Recycling Concepts, Inc.                           NC

Recycling Industries, Inc.                         NJ

Reliable Disposal, Inc.                            MI

Reliable Sanitation, Inc.                          FL

Rental Liability Management Holdings,              DE
 LLC

Rental Liability Management, Inc.                  FL
(f/k/a Absolute Systems, Inc.)

R.E. Wolfe Enterprises of Edinburg,                TX
 Inc.

Name of                                          State
Company                                          of Inc.
-------                                          -------

R.E Wolfe Enterprises of Texas, Inc.               TX

Republic Acquisition Company                       DE

Republic Corporate Management Co.                  FL

Republic Dumpco, Inc.                              NV

Republic Environmental Technologies                NV
  Inc. (d/b/a Republic Environmental
  Technologies of Nevada & Apex
  Aggregates Company)

Republic Guy Salmon Partner, Inc.                  FL

Republic Imperial Acquisition Corp.                OK

Republic Industries Funding Corp.                  DE
  (f/k/a National Fleet Funding Corporation)

Republic Industries (UK) PLC                       UK

Republic/Maloy Landfill
  & Sanitation,Inc.                                TX

Republic Media, Inc.                               FL

Republic Media Companies Holding                   DE
  Co.

Republic Resources Company                         DE

Name of                                          State
Company                                          of Inc.
-------                                          -------

Republic Risk Management                           FL
  Services, Inc.

Republic Security Companies                        DE
  Holding Co.

Republic Silver State Disposal,                    NV
  Inc. (d/b/a Republic Silver State
  Disposal Services)

Republic Wabash Company                            DE

Republic Waste Companies                           DE
  Holding Co.

Republic Waste Management                          DE
  Company

Republic Waste Management I                        GA
  Limited Partnership

Risk Management Reengineering                      Cayman Islands
  Assurance Group

Robert A. Moor, Jr. Disposal                       PA
  Services, Inc. (d/b/a Area
  Container)

Rubbish Control, Inc.                              CA

SCM Enterprises, Inc.                              FL

SCM Reality, Inc.                                  FL

SCM Realty II, Inc.                                FL

SNDK, Inc.                                         NJ

Name of                                          State
Company                                          of Inc.
-------                                          -------

SGSCP Limited Partnership                          FL

SRAC-TM, Inc.                                      FL

SaBek, Inc.                                        NJ

Safety Lights, Inc.                                TN

Sandy Hollow Landfill Corp.                        WV

Sanifill, Inc.                                     TN

SatTrak, Inc.                                      DE

Schofield Corporation of Orlando                   FL

Seaboard Waste Systems, Inc.                       FL
(f/k/a Seaboard Sanitation, Inc.)

Seagull Sanitation Systems, Inc.                   CA

Smithton Sanitation Service, Inc.                  NC

Snappy Car Rental, Inc.                            OH

Name of                                          State
Company                                          of Inc.
-------                                          -------

Snappy Fleet Finance Corporation                   DE

Name of                                          State
Company                                          of Inc.
-------                                          -------

Snappy Funding Corporation                         DE

Snappy Funding Limited Partnership                 DE

Name of                                          State
Company                                          of Inc.
-------                                          -------

South Lease Cars, Inc.                             FL

Southern Illinois Regional Landfill,               IL
  Inc.

Southland Environmental Services,                   FL
  Inc. (d/b/a Southland Environmental
  Systems, Inc.)

Southland Maintenance Services, Inc.               FL

Southland Recycling Services, Inc.                 FL
(f/d/a Covenant Recycling Services, Inc.)

Name of                                          State
Company                                          of Inc.
-------                                          -------

Southland Waste Systems, Inc.                      FL

Southland Waste Systems of Georgia                 GA
 Inc.

Southland Waste Systems of Jax, Inc.               FL
(f/k/a Southland Services, Inc.)

Southland Waste Systems of                         GA
 Ware Co., Inc.
(f/k/a Sunbelt Waste Services, Inc.)

South Trans, Inc.                                  NJ

Southwest Dodge, Inc.                              CO
(d/b/a Chesrown's Southwest Dodge, Inc.)

Space Coast Sanitation, Inc.                       FL

Spirit Leasing Inc.                                OH
(f/k/a Spirit Renting & Leasing, Inc.)

Spirit Rent-A-Car, Inc.                            OH

Name of                                          State
Company                                          of Inc.
-------                                          -------

Spitfire Properties, Inc.                          FL
(f/k/a Assured Security Company)

Springfield Environmental, Inc.                    DE

Springfield Environmental, Inc.                    IN

Name of                                          State
Company                                          of Inc.
-------                                          -------

Statewide Environmental Contractors,               NJ
 Inc.

Steve Moore Buy-Rite Auto Center, Inc.             FL

Steve Moore Chevrolet, Inc.                        FL

Steve Moore Chevrolet Delray, Inc.                 FL

Steve Moore, Inc.                                  FL

Stuart Lincoln-Mercury, Inc.                       FL

Sullivan Environmental Services, Inc.              GA

Suburban Disposal Service, Inc.                    SC

Suburban Sanitation of California, Inc.            CA

Suburban Sanitation Services, Inc.                 AZ

SunBurst Sanitation Corporation                    FL

Sunrise Disposal, Inc.                             IN

Name of                                          State
Company                                          of Inc.
-------                                          -------

Sutherlin Chrysler-Plymouth Jeep-
 Eagle, Inc.                                       GA

Sutherlin Nissan, Inc.                             GA

Sutherlin Nissan of Town Center, Inc.              GA

Swift Creek Environmental, Inc.                    GA
(f/k/a Mullis Tree Service, Inc.)

T-Five, Inc.                                       MI

Taylor Jeep Eagle, Inc.                            DE

Taormina Industies, Inc.                           CA

Tay-Ban Corporation                                MI
(d/b/a Taymouth Landfill)

Tennco Life Insurance Co.                          AZ

Terre Haute Recycling, Inc.                        IN

Territory Blue, Inc.                               FL

Texan Ford, Inc.                                   TX

Texan Lincoln-Mercury, Inc.                        DE
 (d/b/a Texan Lincoln-Mercury at Steeplechase
 & Texan Isuzu at Steeplechase)

Total Care, Inc.                                   CO

Tos-It Service Company, Inc.                       TX

Tower Advertising Group, Inc.                      FL

Name of                                          State
Company                                          of Inc.
-------                                          -------

Tower Food & Beverage, Inc.                        FL

Trashaway Services, Inc.                           TX

Treasure Coast Refuse Corp.                        FL

Triangle Corporation                               DE

Tri-K Landfill, Inc.                               KY

Tri-County Refuse Service, Inc.                    MI

Tri-State Ltd.                                     IN

Triple C Disposal Service, Inc.                    TX

Triple G Landfills, Inc.                           IN

Tripperoo Wings, Inc.                              FL

United Refuse Co., Inc.                            IN

United Waste Service, Inc.                         GA

Upper Piedmont Environmental, Inc.                 KY

Uwharrie Environmental, Inc.                       KY

Valencia Lincoln-Mercury, Inc.                     DE

Victory Environmental Services, Inc.               DE

Victory Waste Incorporated                         CA

Name of                                          State
Company                                          of Inc.
-------                                          -------

Village Motors, Inc.                               IL
(f/k/a Scott Motors, Inc)
(d/b/a Village Toyota and Village Volkswagon)

Wabash Valley Landfill Company, Ltd.               PA

Wabash Valley Refuse                               IN
 Removal Company, L.P.

Wallace Dodge, Inc.                                FL

Wallace Ford, Inc.                                 FL

Wallace Imports, Inc.                              FL

Wallace Lincoln-Mercury, Inc.                      FL

Wallace Nissan, Inc.                               FL

Waste Collection Services Corp.                    FL
(d/b/a Seaside Sanitation)

Waste Handling Systems, Inc.                       NC

West Ashley Toyota, Inc.                           SC

Name of                                          State
Company                                          of Inc.
-------                                          -------

Westchester Investments, Inc.                      IN

West Tex Waste Services, Inc.                      TX

W.O. Bankston Enterprises, Inc.                    DE

W.O. Bankston Lincoln-Mercury, Inc.                DE

Wood River Rubbish Company, Inc.                   ID

WPP Services, Inc.                                 OH

WPP Continental de Costa Rica, S.A.                Costa Rica

York Waste Disposal, Inc.                          PA